UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2009

JACO ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

New York	000-05896	11-1978958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Oser Avenue, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (631) 273-5500

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

#1950250 v1 \007449 \0301

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 14, 2009, Jaco Electronics, Inc. (the “Company”) received a Delinquency Compliance Plan Alert Letter from NASDAQ due to its failure to timely file its Form 10-K for the fiscal year ended June 30, 2009.

On October 16, 2009, the Company notified NASDAQ of its intention to voluntary delist its shares of common stock and issued a press release announcing such intention. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 16, 2009.

#1950250 v1 \007449 \0301

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2009	Jaco Electronics, Inc.

	By:	/s/Jeffrey D. Gash
Name: Jeffrey D. Gash
Executive Vice President